Investments in subsidiaries (Tables)	12 Months Ended
Sep. 30, 2018
Business Combinations 1 [Abstract]
Disclosure of detailed information about business combinations
The following table presents the purchase price allocations for the above acquisitions based on the acquisition-date fair values of the identifiable tangible and intangible assets acquired and liabilities assumed:

	2018	2017
	$	$
Current assets	109,878	40,705
PP&E (Note 6)	2,614	5,488
Intangible assets	47,723	50,474
Goodwill[1]	209,992	238,322
Current liabilities	(89,179)	(29,953)
Deferred tax liabilities	(9,246)	(3,126)
Debt	(27,925)	(9,648)
	243,857	292,262
Cash acquired	22,642	14,814
Net assets acquired	266,499	307,076

Consideration paid	253,428	297,875
Consideration payable[2]	13,071	9,201
[1] The goodwill arising from the acquisitions mainly represents the future economic value associated to acquired work force and synergies with the Company’s operations. As at September 30, 2018, $44,674,000 of the goodwill is included in the U.S. Commercial and State Government operating segment, $29,081,000 in the Canada operating segment and $136,237,000 in the Northern Europe operating segment (as at September 30, 2017, all of the goodwill was included in the U.S. Commercial and State Government operating segment). The goodwill is not deductible for tax purposes (as at September 30, 2017, $191,231,000 of the goodwill was deductible for tax purposes).
[2] Mostly repayable through the fiscal year 2020 with no interest for acquisitions realized during the year ended September 30, 2018 (repayable in annual installments through the fiscal year 2021 and bearing interest at a rate of 2.04% for acquisitions realized during the year ended September 30, 2017).